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                                                                    EXHIBIT 10.3

                                                                  EXECUTION COPY

                                PLEDGE AGREEMENT

      THIS PLEDGE AGREEMENT (as amended (including any amendment and restatement hereof), supplemented or otherwise modified from time to time, this "Pledge Agreement") is made and entered into as of June 22, 2006 by and among each of the undersigned pledgors (each, individually a "Pledgor" and, collectively, the "Pledgors") in favor of BANK OF AMERICA, N.A. ("BofA"), in its capacity as collateral agent for the Secured Parties (as defined in the Credit Agreement referred to below) (the "Agent").

                                   WITNESSETH:

      WHEREAS, pursuant to that certain Credit Agreement dated as of the date hereof by and among the Borrower, Holdings, Agent and Lenders (including all annexes, exhibits and schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the "Credit Agreement"), Lenders have agreed to make the Loans on behalf of the Borrower;

      WHEREAS, Holdings and the Subsidiary Grantors have executed guarantees to the Lenders in respect of the obligations of the Borrower;

      WHEREAS, each Pledgor is the owner of the outstanding shares of stock, membership interests, limited liability company interests, partnership interests or other equity interests (the "Pledged Shares") set forth on Schedule I hereto (as amended from time to time, "Schedule I") of each of the Persons listed on
Schedule I hereto (the "Issuers"), and is the holder of those certain promissory notes set forth on Schedule II hereto (as amended from time to time, "Schedule II") (the "Pledged Notes"; and together with the Pledged Shares, the "Pledged Securities");

      WHEREAS, in order to induce the Agent and the Lenders to enter into the Credit Agreement and the other Loan Documents and make the extensions of credit to the Borrower, each Pledgor has agreed to grant a continuing Lien on and security interest in the Pledged Collateral (as hereinafter defined) to secure its Obligations (as defined in the Credit Agreement);

                                    AGREEMENT

      NOW THEREFORE, in consideration of the premises and in order to induce the Lenders to make Loans to the Borrower, each Pledgor hereby agrees with Agent as follows:

      SECTION 1 DEFINED TERMS. The following terms shall have the following respective meanings:

      "Foreign Subsidiary" has the meaning specified in Section 2 hereof.

      "Issuers" has the meaning specified in the recitals hereof.

      "Pledged Collateral" has the meaning specified in Section 2 hereof.

      "Pledged Debt" has the meaning specified in Section 2 hereof.

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      "Pledged Note" has the meaning specified in the recitals hereof.

      "Pledged Securities" has the meaning specified in the recitals hereof.

      "Pledged Shares" has the meaning specified in the recitals hereof.

      "Proxy" has the meaning specified in Section 4 hereof.

      "Secured Obligations" has the meaning specified in Section 3 hereof.

      "Securities Act" has the meaning specified in Section 13 hereof.

All other capitalized terms used herein and not otherwise defined herein shall have the meanings given in the Credit Agreement, or, if not defined therein, the meanings set forth in the UCC, except where the context otherwise requires.

      SECTION 2 PLEDGE. Each Pledgor hereby pledges to Agent, for its benefit and the benefit of the Lenders, and grants to Agent, for its benefit and the benefit of the Lenders, a continuing first priority and perfected security interest in, its right, title and interest in and to the following (collectively, the "Pledged Collateral"):

            (a) the Pledged Shares and any certificates representing the Pledged Shares, and all products and proceeds of any of the Pledged Shares, including, without limitation, all dividends, cash, instruments, subscriptions, warrants and any other rights and options and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares;

            (b) all additional shares of stock, membership interests, limited liability company interests, and partnership interest of, or other equity interest in, any other Person (which shall be an "Issuer" under and as defined in this Pledge Agreement) from time to time acquired by such Pledgor in any manner, and all certificates representing such additional shares (any such additional shares shall constitute part of the Pledged Shares under and as defined in this Pledge Agreement), and all products and proceeds of any of such additional Pledged Shares, including, without limitation, all dividends, distributions, cash, instruments, subscriptions, warrants and any other rights and options and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such additional Pledged Shares;

            (c) all voting rights in respect of the Pledged Shares and all rights to manage and administer the business of the Issues, together with all other rights and interests arising out of or related to the interests in the Pledged Shares;

            (d) the Pledged Notes and the instruments representing the Pledged Notes and any collateral security at any time held by such Pledgor for any such Pledged Note, and all products and proceeds of the Pledged Notes, including, without limitation, all interest and principal payments, instruments, and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Pledged Notes;

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            (e) all additional promissory notes from time to time held by such
Pledgor in any manner, and the instruments representing such additional promissory notes (any such additional promissory notes shall constitute part of the Pledged Notes under and as defined in this Pledge Agreement) and all products and proceeds of any such additional promissory notes, including, without limitation, all interest and principal payments, instruments, and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any such additional promissory notes together with the Pledged Notes, the "Pledged Debt"; and

            (f) all other claims of any kind or nature and any instruments, certificates, chattel paper or other writings evidencing such claims, whether in contract or tort and whether arising by operation of law, consensual agreement or otherwise, at any time acquired by such Pledgor against any of its direct and indirect Subsidiaries;

provided, however, that the foregoing clauses (a) through (c) shall not apply
(i) to the capital stock of any Foreign Subsidiary (as hereinafter defined), to the extent (and only to the extent) that the application of such clauses would require the pledge hereunder of more than 65% (or such other maximum amount as may be pledged under Section 956 of the Code (as the same may be amended after the date hereof) without causing such Foreign Subsidiary to be treated as holding United States property for purposes of Section 956 of the Code) of each class of the voting capital stock of any Foreign Subsidiary, (ii) the capital stock of any Subsidiary owned directly or indirectly by a Foreign Subsidiary, (For purposes hereof, the term "Foreign Subsidiary" means any "controlled foreign corporation" within the meaning of Section 957(a) of the Code, as to which any Pledgor is a "United States shareholder" as defined in Section 951(b) of the Code.) (iii) the stock of any Excluded Subsidiaries, (iv) Excluded Debt and (v) World Poker Shares.

      SECTION 3 SECURITY FOR OBLIGATIONS. This Pledge Agreement secures, and the Pledged Collateral of each Pledgor is collateral security for, the prompt payment and performance in full when due, whether at stated maturity, by declaration, acceleration or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. Section 362(a), or any successor provision thereto, whether or not an allowed claim), of all Obligations of the applicable Pledgor now or hereafter existing under the Credit Agreement (including the guarantee contained in the Credit Agreement) or any of the other Loan Documents and all amendments, extensions or renewals thereof, whether for principal, interest (including, without limitation, interest that, but for the filing of a petition in bankruptcy, would accrue on such Obligations, whether or not an allowed claim), fees, expenses or otherwise, whether now existing or hereafter arising, voluntary or involuntary, whether or not jointly owed with others, direct or indirect, absolute or contingent, liquidated or unliquidated, and whether or not from time to time decreased or extinguished and later increased, created or incurred (all such Obligations of the Pledgors being collectively referred to herein as the "Secured Obligations").

      SECTION 4 DELIVERY OF PLEDGED COLLATERAL. All certificates or instruments representing or evidencing the Pledged Collateral shall be delivered to and held by or on behalf of the Agent pursuant hereto. Such certificates or instruments shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed acknowledgments of the Issuers of the Pledged Shares in substantially the form of Exhibit A hereto, and instruments of transfer

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or assignment in blank (or such other documents or agreements necessary to give the Agent "control" within the meaning of the UCC), all in form and substance reasonably satisfactory to the Agent. Each Pledgor shall execute and deliver to the Agent a proxy, substantially in the form of Exhibit B hereto (a "Proxy"), for each Issuer of the Pledged Shares pledged by it. Each Proxy shall be irrevocable until the security interests granted in the Pledged Collateral are terminated in accordance with this Pledge Agreement. If no Event of Default has occurred and is continuing, such Collateral delivered pursuant to this Section, 4, held by the Agent in respect of a Project in accordance with the Terms of the Loan Documents shall be returned to the applicable Loan Party within two (2) Business Days from the date such Loan Party notifies the Agent that an Amendment to such Collateral is to be made, it being understood that such Loan Party shall, within two (2) Business Days of receipt thereof, return the amended Collateral to the Agent.

      SECTION 5 REPRESENTATIONS AND WARRANTIES. Each Pledgor represents and warrants as to the Pledged Collateral pledged by it as follows:

            (a) Its Pledged Shares have been duly authorized and validly issued and are fully paid and non-assessable. Its Pledged Notes have been duly authorized and executed by the respective issuers thereof and constitute the legal, valid and binding obligations of such respective issuers.

            (b) Such Pledgor is the legal and beneficial owner of the Pledged Collateral pledged by it, free and clear of any Lien on the Pledged Collateral except for Permitted Liens under clause (b) of the definition of Permitted Liens.

            (c) Upon the delivery to the Agent of the Pledged Collateral pledged by such Pledgor and the filing of a UCC-1 financing statement, the pledge of such Pledged Collateral pursuant to this Pledge Agreement will create a valid and perfected first priority Lien in such Pledged Collateral securing the payment of such Pledgor's Obligations for the benefit of the Agent and the Lenders.

            (d) No authorization, approval, or other action by, and no notice to or filing with, any Governmental Authority is required either (i) for the pledge by such Pledgor of Pledged Collateral pursuant to this Pledge Agreement or for the execution, delivery or performance of this Pledge Agreement by such Pledgor or (ii) for the exercise by the Agent of the voting or other rights provided for in this Pledge Agreement or the remedies in respect of the Pledged Collateral pursuant to this Pledge Agreement (except as may be required in connection with any disposition of the Pledged Securities by laws affecting the offering and sale of securities generally).

            (e) Such Pledgor has full power and authority to enter into this Pledge Agreement and has the right to vote, pledge and grant a security interest in the Pledged Shares pledged by it and to pledge and grant a security interest in the Pledged Notes and the other Pledged Collateral pledged by it, in each case as provided by this Pledge Agreement.

            (f) This Pledge Agreement has been duly authorized, executed and delivered by such Pledgor and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms except as enforceability may be limited by bankruptcy, insolvency,

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reorganization, receivership, moratorium or other laws affecting the rights and remedies of creditors generally and by general equitable principles.

            (g) The Pledged Shares constitute the percentage of the authorized, issued and outstanding capital stock of the applicable Issuers set forth on
Schedule I hereto and constitute no less than 65% (or such other maximum amount as may be pledged under Section 956 of the Code (as the same may be amended after the date hereof) without causing such Foreign Subsidiary to be treated as holding United States property for purposes of Section 956 of the Code) of the outstanding voting capital stock of each direct Foreign Subsidiary and no less than 100% of the outstanding capital stock of each other Subsidiary of such Pledgor, unless such Subsidiary is owned directly or indirectly by a Foreign Subsidiary.

            (h) The Pledged Notes listed on Schedule II hereto constitute the only promissory notes held by such Pledgor as of the date hereof.

            (i) Except for the Pledged Securities, there are no instruments, certificates, securities or other writings, or any chattel paper, evidencing or representing any interest in or claim of such Pledgor against any direct or indirect Subsidiary of such Pledgor).

            (j) The terms of each of the Pledged Shares constituting interests in a partnership or limited liability company and the terms of each partnership agreement or limited liability company agreement of each Issuer expressly provide that they are securities governed by Article 8 of the Uniform Commercial Code as in effect in each applicable jurisdiction.

      SECTION 6 FURTHER ASSURANCES. Each Pledgor agrees that at any time and from time to time, at its expense, it will promptly execute and deliver, or cause to be executed and delivered, all stock powers, note powers, allonges, endorsements, proxies, assignments, acknowledgments, financing statements, instruments and documents and take all further action, at the Agent's request, that the Agent reasonably deems necessary or advisable in order to perfect any security interest granted or purported to be granted hereby or to enable the Agent to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral and to carry out the provisions and purposes hereof. Each Pledgor will, promptly upon request, provide to the Agent all information and evidence it may reasonably request concerning the Pledged Collateral to enable the Agent to enforce the provisions of this Pledge Agreement.

SECTION 7 VOTING RIGHTS; DIVIDENDS; ETC.

            (a) Until the Agent terminates a Pledgor's rights to exercise its voting and other consensual rights pursuant to Section 7(g) hereof, such Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Shares or any part thereof for any purpose not inconsistent with the terms of this Pledge Agreement, the Credit Agreement or the other Loan Documents; provided, however, that no Pledgor shall exercise or shall refrain from exercising any such right if such action or inaction could reasonably be expected to have a Material Adverse Effect, could reasonably be expected to adversely affect the value of any of the Pledged Collateral or the validity, priority or perfection of the security interests granted hereunder or the enforceability hereof or would otherwise be inconsistent with

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or violate any provisions of this Pledge Agreement, the Credit Agreement or any of the other Loan Documents.

            (b) So long as no Event of Default shall have occurred and be continuing, the Pledgors shall be entitled to receive all cash payments of interest and principal paid from time to time with respect to the Pledged Notes to the extent permitted to be paid under the Credit Agreement.

            (c) So long as no Event of Default shall have occurred and be continuing, the Pledgors shall be entitled to receive all cash dividends paid from time to time in respect of the Pledged Shares to the extent permitted to be paid under the Credit Agreement.

            (d) Except as otherwise provided in the Credit Agreement, upon the occurrence and during the continuance of an Event of Default any and all (i) dividends or other distributions and interest or principal paid or payable in the form of instruments and other property (other than cash interest and principal payments permitted under Section 7(b) hereof and cash dividends permitted under Section 7(c) hereof) received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral, (ii) dividends and other distributions paid or payable in cash received, receivable or otherwise distributed in respect of any Pledged Shares in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus, and (iii) cash paid, payable or otherwise distributed in redemption of, or in exchange for, any Pledged Shares, shall in each case be delivered forthwith to the Agent to hold as Pledged Collateral and shall, if received by a Pledgor, be received in trust for the benefit of the Agent, be segregated from the other property or funds of such Pledgor, and be forthwith delivered to the Agent as Pledged Collateral in the same form as so received (with any necessary or requested endorsement).

            (e) Upon the occurrence and during the continuance of an Event of Default, the Agent shall execute and deliver (or cause to be executed and delivered) to each Pledgor all such proxies and other instruments as such Pledgor may reasonably request for the purpose of enabling such Pledgor to exercise the voting and other rights which it is entitled to exercise pursuant to Section 7(a) above.

            (f) Upon the occurrence and during the continuance of an Event of Default, all dividends or other distributions and all interest and principal payments which are received by any Pledgor contrary to the provisions of this
Section 7 shall be received in trust for the benefit of the Agent and the Lenders, shall be segregated from other funds of such Pledgor and shall be forthwith paid over to the Agent as Pledged Collateral in the same form as so received (with any necessary or requested endorsement).

            (g) Upon the occurrence and during the continuance of an Event of Default, the Agent may terminate any Pledgor's rights to exercise the voting and other consensual rights which such Pledgor would otherwise be entitled to exercise pursuant to Section 7(a) either by giving written notice of such termination to such Pledgor or by transferring such Pledged Collateral into the name of the Agent or its nominee and the Agent shall thereupon have the sole right to exercise such voting and other consensual rights.

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            (h) Upon the occurrence and during the continuance of an Event of
Default, all cash payments of interest and principal with respect to the Pledged Notes and all cash dividends or other distributions payable in respect of the Pledged Shares shall be paid directly to the Agent and, if received by any Pledgor, shall be received in trust for the benefit of the Agent and the Lenders, shall be segregated from other funds of such Pledgor, and shall be forthwith paid over to the Agent as Pledged Collateral in the same form as so received (with any necessary or requested endorsements) and each Pledgor's right to receive such cash payments pursuant to Sections 7(b) and 7(c) hereof shall immediately cease.

            (i) Notwithstanding any other provision of this Pledge Agreement, this Pledge Agreement shall not in any way be deemed to obligate the Agent, its nominee or any purchaser at any foreclosure sale to assume any Pledgor's obligations, duties, expenses or liabilities under any partnership agreement or limited liability company agreement or any other agreement unless the Agent, such nominee or such purchaser expressly agrees in writing to assume such obligations. Neither the grant of a security interest in the Pledged Shares nor the exercise by the Agent of any of its rights and remedies hereunder nor any action in connection with a foreclosure on the Pledged Shares shall be deemed to constitute the Agent a partner of any partnership or a member of any limited liability company; provided, however, that in the event that the Agent, or its nominee or any purchaser of Pledged Shares at a foreclosure sale elects to become a substituted partner or member in place of a Pledgor, the Agent, such nominee or such purchaser may elect to do so and shall agree in writing to be bound by the terms of the applicable partnership or limited liability company agreement.

      SECTION 8 TRANSFERS AND OTHER LIENS; ADDITIONAL SHARES.

            (a) Each Pledgor agrees that it will not (i) sell or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral, except as permitted under the Credit Agreement; (ii) create or permit to exist any Lien upon or with respect to any of the Pledged Collateral, except for the security interest granted under this Pledge Agreement or under the Security Agreement and except for Permitted Liens under clause (b) of the definition of Permitted Liens; or (iii) except as otherwise permitted by the Credit Agreement, enter into any agreement or understanding that purports to or may restrict or inhibit the Agent's rights or remedies hereunder, including, without limitation, the Agent's right to sell or otherwise dispose of the Pledged Collateral.

            (b) Subject to the proviso of Section 2, each Pledgor agrees that it will pledge and deliver to the Agent hereunder, promptly upon its acquisition (directly or indirectly) thereof, any and all additional shares of stock or other equity interests, notes or other securities of the Issuers or any other Person and all other Pledged Collateral.

            (c) Subject to the proviso of Section 2, each Pledgor will, promptly upon the purchase or acquisition of any additional shares of stock, membership interests, limited liability company interests, partnership interests or other ownership interests of any Person or any promissory notes or other instruments, deliver to the Agent such Pledged Shares (or a control agreement with respect to any uncertificated Pledged Shares) or Pledged Notes as required by Section 4 above, together (in the case of any Pledged Shares) with a Proxy, and (in either case) a Pledge Amendment, duly executed by such Pledgor, in substantially the form of Exhibit C hereto

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(a "Pledge Amendment"), in respect of the additional shares or instruments which are to be pledged pursuant to this Pledge Agreement, and if any Pledged Shares are capital stock of a Person organized under the laws of any jurisdiction other than a state of the United States, such other agreements and instruments as may be required to create and perfect a valid Lien under the laws of such jurisdiction. Each Pledgor hereby authorizes the Agent to attach each Pledge Amendment to this Pledge Agreement and agrees that all shares or instruments listed on any Pledge Amendment delivered to the Agent shall for all purposes hereunder be considered Pledged Collateral.

            (d) Each Pledgor with respect to any Issuer which is a partnership or a limited liability company covenants that it will not agree to amend or repeal any provision of any Pledged Share or any partnership or limited liability company agreement providing that the applicable Pledged Shares are securities subject to Article 8 of the applicable UCC.

            (e) Each Pledgor which is a partner in a partnership or a member of a limited liability company and has pledged its Pledged Shares therein hereby agrees that the Agent may exercise all of its rights and remedies hereunder, including the voting rights and rights to manage and administer the Issuer, upon the occurrence and during the continuance of an Event of Default and in accordance with Section 7(g) hereof.

      SECTION 9 AGENT APPOINTED ATTORNEY-IN-FACT. Effective upon the occurrence and during the continuance of an Event of Default, each Pledgor hereby appoints the Agent as such Pledgor's attorney-in-fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor or otherwise, from time to time in the Agent's discretion to take any action and to execute any instrument which the Agent may deem necessary or advisable to further perfect and protect the security interest granted hereby, including, without limitation, to receive, endorse and collect all instruments made payable to such Pledgor representing any dividend, interest or principal payment or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same.

      SECTION 10 AGENT MAY PERFORM. If any Pledgor fails to perform any agreement contained herein, the Agent may itself perform, or cause performance of, such agreement, and the reasonable expenses of the Agent incurred in connection therewith shall be payable by such Pledgor under Section 14 hereof.

      SECTION 11 NO ASSUMPTION OF DUTIES; REASONABLE CARE. The rights and powers granted to the Agent hereunder are being granted in order to preserve and protect the Agent's security interest in and to the Pledged Collateral granted hereby and shall not be interpreted to, and shall not, impose any duties on the Agent in connection therewith except the duty to exercise reasonable care in the custody and preservation of the Pledged Collateral in its possession. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if the Pledged Collateral is accorded treatment substantially equal to that which the Agent accords its own property, it being understood that the Agent shall not have any responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Collateral, whether or not the Agent has or is deemed to have knowledge of such matters, or (ii) taking any necessary steps to preserve rights against any parties with respect to any Pledged Collateral.

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      SECTION 12 SUBSEQUENT CHANGES AFFECTING PLEDGED COLLATERAL. Each Pledgor
represents to the Agent that it has made its own arrangements for keeping informed of changes or potential changes affecting the Pledged Collateral (including, but not limited to, rights to convert, rights to subscribe, payment of dividends, payments of interest and/or principal, reorganization or other exchanges, tender offers and voting rights), and each Pledgor agrees that the Agent shall have no responsibility or liability for informing such Pledgor of any such changes or potential changes or for taking any action or omitting to take any action with respect thereto.

      SECTION 13 REMEDIES UPON DEFAULT. If any Event of Default shall have occurred and be continuing, the Agent shall, in addition to all other rights given by law or by this Pledge Agreement, the Credit Agreement, the other Loan Documents, or otherwise, have all of the rights and remedies with respect to the Pledged Collateral of a secured party under the UCC in effect in the State of New York at that time and all rights and remedies of a secured creditor under any other applicable laws and the Agent may, without notice and at its option, transfer or register, and each Pledgor shall register or cause to be registered upon request therefor by the Agent, the Pledged Collateral or any part thereof on the books of the Issuers thereof into the name of the Agent or the Agent's nominee(s), indicating that such Pledged Collateral is subject to the security interest hereunder. In addition, with respect to any Pledged Collateral which shall then be in or shall thereafter come into the possession or custody of the Agent, the Agent may sell or cause the same to be sold at any broker's board or at any public or private sale, in one or more sales or lots, at such price or prices as the Agent may deem best, for cash or on credit or for future delivery, without assumption of any credit risk, all in accordance with the terms and provisions of the Credit Agreements and this Pledge Agreement. The purchaser of any or all Pledged Collateral so sold shall thereafter hold the same absolutely, free from any claim, encumbrance, Lien or right of any kind whatsoever. Unless any of the Pledged Collateral threatens to decline speedily in value or is or becomes of a type sold on a recognized market, the Agent will give the applicable Pledgor reasonable notice of the time and place of any public sale thereof, or of the time after which any private sale or other intended disposition is to be made. Any sale of the Pledged Collateral conducted in conformity with reasonable commercial practices of banks, insurance companies, commercial finance companies, or other financial institutions disposing of property similar to the Pledged Collateral shall be deemed to be commercially reasonable. Any requirements of reasonable notice shall be met if such notice is mailed to Pledgors as provided in Section 16.1 below, at least ten (10) days before the time of the sale or disposition. Any other requirement of notice, demand or advertisement for sale is, to the greatest extent permitted by law, waived. The Agent may, in its own name or in the name of a designee or nominee, buy any of the Pledged Collateral at any public sale and, if permitted by applicable law, at any private sale. All expenses (including court costs and reasonable attorneys' fees, expenses and disbursements) of, or incident to, the enforcement of any of the provisions hereof shall be recoverable from the proceeds of the sale or other disposition of the Pledged Collateral. The Agent shall be under no obligation to delay a sale of any of the Pledged Collateral for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Securities Act of 1933, as from time to time amended (the "Securities Act"), or under any other applicable securities laws, even if the applicable Issuer would agree to do so. In view of the fact that the Securities Act and other applicable securities laws may impose certain restrictions on the method by which a sale of the Pledged Collateral may be effected after an Event of Default, each Pledgor agrees that upon the occurrence and during the continuation of any Event of Default, the Agent may, from time to time, attempt to

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sell all or any part of the Pledged Collateral by means of a private sale, restricting the prospective purchasers to those who will represent and agree that they are purchasing for investment only and not for distribution. Each Pledgor acknowledges that any such private sales may be at prices and on terms less favorable to the Agent than those obtainable through a public sale without such restrictions (including, without limitation, a public offering made pursuant to a registration statement under the Securities Act or other applicable securities laws) and, notwithstanding such circumstances, each Pledgor agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Agent shall have no obligation to engage in public sales and no obligation to delay the sale of any Pledged Collateral for the period of time necessary to permit the Issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under any other applicable securities laws. Each Pledgor waives any claims against the Agent arising by reason of the fact that the price at any private sale was less than the price that might have been obtained at a public sale, or was less than the Secured Obligations of the applicable Pledgor, even if the Agent shall accept the first offer received and does not offer the Pledged Collateral to more than one prospective purchaser.

      In addition, upon the occurrence and during the continuance of an Event of Default, all rights of each Pledgor to exercise the voting and other rights which it would otherwise be entitled to exercise may cease, and all such rights shall thereupon become vested in the Agent as provided in and subject to the terms of Section 7(g) hereof.

      SECTION 14 EXPENSES. The Pledgors will, upon demand, jointly and severally, pay to the Agent the amount of any and all reasonable costs and expenses, including, without limitation, the reasonable fees, expenses and disbursements of its counsel, of any investment banking firm or business broker and of any other experts and agents retained by the Agent, which the Agent may incur in connection with (i) the administration of this Pledge Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Pledged Collateral, (iii) the exercise or enforcement of any of the rights of the Agent hereunder or (iv) the failure by any Pledgor to perform or observe any of the provisions hereof.

      SECTION 15 SECURITY INTEREST ABSOLUTE. All rights of the Agent and the security interests hereunder, and all obligations of the Pledgors hereunder, shall be absolute and unconditional irrespective of, and unaffected by:

            (a) any lack of validity or enforceability of any Loan Document;

            (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from any Loan Document;

            (c) any exchange, surrender, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Secured Obligations;

            (d) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of any other Pledgor

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            (e) any exercise, non-exercise or waiver of any right, remedy, power or privilege under or in respect of this Pledge Agreement, the Credit Agreement or any other Loan Document; or

            (f) any other circumstance which might otherwise constitute a defense available to, or a discharge of, any Pledgor in respect of the Secured Obligations or of this Pledge Agreement except for the defense of termination of this Agreement in accordance with Section 16.11.

      SECTION 16 MISCELLANEOUS PROVISIONS.

      Section 16.1 NOTICES. All notices, approvals, consents or other communications required or desired to be given hereunder shall be in the form and manner, and delivered to the Pledgors (or any of them), and to the Agent, at their respective addresses set forth in Section 11.02 of the Credit Agreement.

      Section 16.2 HEADINGS. The headings in this Pledge Agreement are for purposes of reference only and shall not affect the meaning or construction of any provision of this Pledge Agreement.

      Section 16.3 SEVERABILITY. The provisions of this Pledge Agreement are severable, and if any clause or provision shall be held invalid, illegal or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect in that jurisdiction only such clause or provision, or part thereof, and shall not in any manner affect such clause or provision in any other jurisdiction or any other clause or provision of this Pledge Agreement in any jurisdiction.

      Section 16.4 AMENDMENTS, WAIVERS AND CONSENTS. Any amendment of this Pledge Agreement shall not be effective unless the same shall be in writing and signed by the Agent and the Pledgors. Any waiver of any provision of this Pledge Agreement and any consent to any departure by the Pledgors from any provision of this Pledge Agreement shall not be effective unless the same shall be in writing and signed by the Agent and then such amendment or waiver shall be effective only in the specific instance and for the specific purposes for which given.

      Section 16.5 INTERPRETATION OF AGREEMENT. Time is of the essence in each provision of this Pledge Agreement of which time is an element. To the extent a term or provision of this Pledge Agreement conflicts with the Credit Agreement and is not dealt with herein with more specificity, the Credit Agreement shall control with respect to the subject matter of such term or provision. Acceptance of or acquiescence in a course of performance rendered under this Pledge Agreement shall not be relevant in determining the meaning of this Pledge Agreement even though the accepting or acquiescing party had knowledge of the nature of the performance and opportunity for objection.

      Section 16.6 CONTINUING SECURITY INTEREST; TRANSFER OF NOTES AND SECURED OBLIGATIONS. This Pledge Agreement shall create a continuing security interest in the Pledged Collateral and shall (i) remain in full force and effect until full and final payment and performance (including after the Maturity Date) of the Secured Obligations (other than contingent indemnification obligations as to which no claim has been made) and termination of all Commitments, (ii) be binding upon each Pledgor, its successors, transferees and assigns, and

                                       11

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(iii) inure, together with the rights and remedies of the Agent hereunder, to the benefit of the successors, transferees and assigns of the Agent and the Lenders. Without limiting the generality of clause (iii), above, the Agent or any Lender may, except as limited by the express terms of the Credit Agreement, assign or otherwise transfer any Secured Obligation held by it to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to the Agent or Lenders herein, as applicable.

      Section 16.7 REINSTATEMENT. To the maximum extent permitted by law, this Pledge Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any amount received by the Agent or any Lender in respect of the Secured Obligations is rescinded or must otherwise be restored or returned by the Agent upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any Pledgor or any other Person or upon the appointment of any receiver, intervenor, conservator, trustee or similar official for any Pledgor or any other Person or any substantial part of its assets, or otherwise, all as though such payments had not been made.

      Section 16.8 SURVIVAL OF PROVISIONS. All representations, warranties and covenants of the Pledgors contained herein shall survive the execution and delivery of this Pledge Agreement, and shall terminate only upon the full payment and performance by the Pledgors of the Secured Obligations (other than contingent indemnification obligations as to which no claim has been made) and termination of all Commitments.

      Section 16.9 SETOFF. In addition to any rights and remedies of the Lenders provided by law, if an Event of Default exists and is continuing or the Loans have been accelerated, each Lender is authorized at any time and from time to time, without prior notice to the Pledgors, any such notice being waived by the Pledgors to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other indebtedness at any time owing by, such Lender or any Affiliate of such Lender to or for the credit or the account of any Pledgor against any and all Obligations owing to such Lender by any Pledgor, now or hereafter existing, irrespective of whether or not the applicable agent or such Lender shall have made demand under this Agreement or any Loan Document and although such Obligations may be contingent or unmatured. Each Lender agrees promptly to notify the Pledgors and the Agent after any such set-off and application made by such Lender; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application. NOTWITHSTANDING THE FOREGOING, NO LENDER SHALL EXERCISE ANY RIGHT OF SET-OFF, BANKER'S LIEN, OR THE LIKE AGAINST ANY DEPOSIT ACCOUNT OR PROPERTY OF ANY PLEDGOR HELD OR MAINTAINED BY SUCH LENDER WITHOUT THE PRIOR WRITTEN UNANIMOUS CONSENT OF THE LENDERS.

      Section 16.10 AUTHORITY OF THE AGENT. The Agent shall have and be entitled to exercise all powers hereunder which are specifically granted to the Agent by the terms hereof, together with such powers as are reasonably incident thereto. The Agent may perform any of its duties hereunder or in connection with the Pledged Collateral by or through agents or employees and shall be entitled to retain counsel and to act in reliance upon the advice of counsel concerning all such matters. The Agent and its directors, officers, employees, attorneys and agents shall be entitled to rely on any communication, instrument or document reasonably believed by it or them to be genuine and correct and to have been signed or sent by the proper person or persons.

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      Section 16.11 RELEASE; TERMINATION OF AGREEMENT. Subject to the provisions of Sections 16.7 and 16.8 hereof, this Pledge Agreement shall terminate upon full payment and performance of all the Secured Obligations (other than contingent indemnification obligations as to which no claim has been made) and termination of all Commitments. At such time, the Agent shall, at the request and expense of the Pledgors, reassign and redeliver to the Pledgors all of the Pledged Collateral hereunder which has not been sold, disposed of, retained or applied by the Agent in accordance with the terms hereof and any and all proxies and other materials related thereto. Such reassignment and redelivery shall be without warranty by or recourse to the Agent, except as to the absence of any prior assignments by the Agent of its interest in the Pledged Collateral, and shall be at the expense of the Pledgors.

      Section 16.12 COUNTERPARTS. This Pledge Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which, when so executed and delivered, shall be deemed an original but all of which shall together constitute one and the same agreement.

      Section 16.13 GOVERNING LAW; CHOICE OF FORUM; SERVICE OF PROCESS; JURY TRIAL WAIVER.

            (a) GOVERNING LAW. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN ANY OF THE LOAN DOCUMENTS, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS PLEDGE AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. THE GRANTORS HEREBY CONSENT AND AGREE THAT THE STATE OR FEDERAL COURTS LOCATED IN NEW YORK COUNTY, CITY OF NEW YORK, SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN ANY PLEDGOR, AGENT AND LENDERS PERTAINING TO THIS SECURITY AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, PROVIDED, THAT AGENT, LENDERS AND THE PLEDGORS ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF NEW YORK COUNTY, CITY OF NEW YORK, AND, PROVIDED, FURTHER, NOTHING IN THIS SECURITY AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE AGENT FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF AGENT. EACH PLEDGOR EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH PLEDGOR HEREBY WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. EACH PLEDGOR HEREBY WAIVES

                                       13

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PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH
ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH PLEDGOR AT THE ADDRESS REFERRED TO IN SECTION 11.02 OF THE CREDIT AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID.

            (b) ARBITRATION PROVISION. NOTWITHSTANDING ANY OTHER PROVISION OF THIS AGREEMENT TO THE CONTRARY, ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, SHALL AT THE REQUEST OF ANY PARTY HERETO BE DETERMINED BY BINDING ARBITRATION. The arbitration shall be conducted in accordance with the United States Arbitration Act (Title 9, U.S. Code), notwithstanding any choice of law provision in this Agreement, and under the Commercial Rules of the American Arbitration Association ("AAA"). The arbitrator(s) shall give effect to statutes of limitation in determining any claim. Any controversy concerning whether an issue is arbitrable shall be determined by the arbitrator(s). Judgment upon the arbitration award may be entered in any court having jurisdiction. The institution and maintenance of an action for judicial relief or pursuant to a provisional or ancillary remedy shall not constitute a waiver of the right of either party, including the plaintiff, to submit the controversy or claim to arbitration if any other party contests such action for judicial relief.

            (c) CONSENT OF PARTIES. Notwithstanding the provisions of (b) above, no controversy or claim shall be submitted to arbitration without the consent of all parties if, at the time of the proposed submission, such controversy or claim arises from or is related to an obligation to the Lenders which is secured by real estate property collateral (exclusive of real estate space lease assignments). If all the parties do not consent to submission of such a controversy or claim to arbitration, the controversy or claim shall be determined as provided in Section 16(f).

            (d) JUDICIAL REFERENCE. At the request of either party a controversy or claim which is not submitted to arbitration as provided and limited in
Section 16(b) and (c) shall be determined by judicial reference. If such an election is made, the parties shall designate to the court a referee or referees selected under the auspices of the AAA in the same manner as arbitrators are selected in AAA-sponsored proceedings. The presiding referee of the panel, or the referee if there is a single referee, shall be an active attorney or retired judge. Judgment upon the award rendered by such referee or referees shall be entered in the court in which such proceeding was commenced.

            (e) SELF-HELP REMEDIES. No provision of Sections (jb) through (f) shall limit the right of the Agent or the Lenders to exercise self-help remedies such as setoff, foreclosure against or sale of any real or personal property collateral or security, or obtaining

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

provisional or ancillary remedies from a court of competent jurisdiction before, after, or during the pendency of any arbitration or other proceeding. The exercise of a remedy does not waive the right of either party to resort to arbitration or reference. At the Agent's option, foreclosure under a deed of trust or mortgage may be accomplished either by exercise of power of sale under the deed of trust or mortgage or by judicial foreclosure.

            (f) WAIVER OF JURY TRIAL. SUBJECT TO THE PROVISIONS OF SECTION 16(j), THE PLEDGORS, THE LENDERS AND THE AGENT EACH IRREVOCABLY WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY AGENT-RELATED PERSON, PARTICIPANT OR ASSIGNEE, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. THE PLEDGORS, THE LENDERS AND THE AGENT EACH AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

      Section 16.14 LIMITATION OF LIABILITY. No claim may be made by any Pledgor against the Agent or any Lender, or the affiliates, directors, officers, officers, employees, or agents of the Agent or any Lender for any special, indirect, consequential or punitive damages in respect of any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by this Agreement or any other Loan Document, or any act, omission or event occurring in connection therewith, and each Pledgor hereby waives, releases and agrees not to sue upon any claim for such special, indirect, consequential or punitive damages, whether or not accrued and whether or not known or suspected to exist in its favor.

      Section 16.15 SURETYSHIP WAIVERS IN LOAN DOCUMENTS. Each of the suretyship waivers by each Pledgor in the Credit Agreement or any other Loan Document are hereby incorporated herein by this reference as if fully set forth herein.

                            [SIGNATURE PAGES FOLLOW]

      IN WITNESS WHEREOF, Pledgors and the Agent have each caused this Pledge Agreement to be duly executed and delivered as of the date first above written.

                            AGENT:

                            BANK OF AMERICA, N.A., as Agent

                            By:  /s/ Donna F. Kimbrough
                                 -----------------------------------------------
                            Name: Donna F. Kimbrough
                                  ----------------------------------------------
                            Title: Assistant Vice President
                                   ---------------------------------------------

                            PLEDGORS:

                                    LAKES NIPMUC, LLC
                                    GREAT LAKES GAMING OF MICHIGAN, LLC
                                    LAKES ENTERTAINMENT, INC.
                                    LAKES GAMING AND RESORTS, LLC

                                    By: /s/ Timothy Cope
                                        ----------------------------------------
                                    Name: Timothy Cope
                                          --------------------------------------
                                    Title: President and Chief Financial Officer
                                           -------------------------------------

                               [Pledge Agreement]

                                      S-1